UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 28, 2021

The New York Times Company
(Exact name of registrant as specified in its charter)

New York		1-5837			13-1102020
(State or other jurisdiction of incorporation)		(Commission File Number)			(I.R.S. Employer Identification No.)
	620 Eighth Avenue,	New York,	New York	10018
	(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:  (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	NYT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders
The annual meeting of stockholders of The New York Times Company (the “Company”) was held on April 28, 2021. At the annual meeting, the Company’s stockholders voted on three proposals and cast their votes as follows:
Proposal Number 1 — Election of directors
The stockholders (with Class A and Class B common stockholders voting separately) elected all of management’s nominees for election as directors. The results of the vote taken were as follows:

Directors	For	Withheld	Broker Non-Vote
(Vote results of Class A common stockholders)
Amanpal S. Bhutani	140,571,016	736,420	11,571,324
Beth Brooke	140,975,285	332,151	11,571,324
Brian P. McAndrews	119,579,799	21,727,637	11,571,324
Doreen Toben	138,105,939	3,201,497	11,571,324
(Vote results of Class B common stockholders)
Rachel Glaser	759,093	0	3,864
Arthur Golden	759,093	0	3,864
Hays N. Golden	759,093	0	3,864
Meredith Kopit Levien	759,093	0	3,864
David Perpich	759,093	0	3,864
John W. Rogers, Jr.	759,093	0	3,864
A.G. Sulzberger	759,093	0	3,864
Rebecca Van Dyck	759,093	0	3,864
Proposal Number 2 — Advisory vote to approve executive compensation

The Class B common stockholders approved the advisory resolution on the compensation of the Company’s named executive officers. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
754,753	4,340	0	3,864

Proposal Number 3 — Ratification of the selection of Ernst & Young LLP as auditors

The stockholders (with Class A and Class B common stockholders voting together) ratified the selection, by the Audit Committee of the Board of Directors, of Ernst & Young LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 26, 2021. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
151,419,307	598,272	1,624,138	Not Applicable

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: April 30, 2021	By:	/s/ Diane Brayton
Diane Brayton
Executive Vice President, General Counsel and Secretary